Exhibit 99.5

EXCHANGE AGENT AGREEMENT

This Exchange Agent Agreement (this “Agreement”) is entered into as of this      day of             , 2011 by and among CNL Lifestyle Properties, Inc., a Maryland corporation (the “Company”), certain subsidiaries of the Company party hereto (the “Guarantors”) and Wilmington Trust FSB, a federal savings bank having its corporate trust offices in Guilford, Connecticut (hereinafter referred to from time to time as “Wilmington Trust”).

The Company is offering to exchange all of its outstanding 7.250% Senior Notes due 2019 (the “Notes”) for a like principal amount of its 7.250% Senior Notes due 2019 (the “Exchange Notes”) upon the terms and subject to the conditions set forth in the Prospectus dated             , 2011 (as may be supplemented, the “Prospectus”) included in the Company’s registration statement on Form S-4 (File No. 333-            ), and the related letter of transmittal (the “Letter of Transmittal”), which together, as they may be supplemented or amended from time to time, constitute the “Offer.” All capitalized terms not defined herein shall have the meaning ascribed to such term in the Offer.

The Company hereby appoints Wilmington Trust to act as the exchange agent (the “Exchange Agent”) in connection with the Offer. References hereinafter to “you” shall refer to Wilmington Trust.

The Offer is expected to be commenced by the Company on or about             , 2011. The Letter of Transmittal that accompanies the Offer (or in the case of book-entry securities, the Automated Tender Offer Program (“ATOP”) of DTC (as defined below)) is to be used by the holders of the Notes to accept the Offer. The Letter of Transmittal contains instructions with respect to the delivery of certificates for Notes tendered in connection therewith. The Exchange Agent’s obligations with respect to receipt and inspection of the Letter of Transmittal in connection with the Offer shall be satisfied for all purposes hereof by (1) inspection of the electronic message transmitted to the Exchange Agent by Offer participants in accordance with ATOP of DTC, and by otherwise observing and complying with all procedures established by DTC in connection with ATOP, to the extent that ATOP is utilized by Offer participants, or (2) by inspection of the Letter of Transmittal delivered by each holder of Notes.

The Offer shall expire at 5:00 p.m., New York City time, on             , 2011, or on such subsequent date or time to which the Company may extend the Offer (the “Expiration Date”). Subject to the terms and conditions of the Offer, the Company expressly reserves the right to extend the Offer from time to time and may extend the Offer by giving oral (promptly confirmed in writing) or written notice to you before 9:00 a.m., New York City time, on the business day following the scheduled Expiration Date, and in such case, “Expiration Date” shall mean the time and date on which the Offer so extended shall expire.

The Company expressly reserves the right, in its sole discretion, to (1) delay accepting any validly tendered Notes or (2) terminate or amend the Offer, in each case, by giving oral or written notice (any such oral notice to be promptly confirmed in writing) of such delay, termination or amendment to the Exchange Agent. Any such delay in acceptance, termination or amendment will be followed as promptly as practicable by a public announcement thereof by the Company.

In carrying out your duties as Exchange Agent, you are to act in accordance with the following instructions:

1.	You will perform such duties and only such duties as are specifically set forth in the section of the Prospectus captioned “The Exchange Offer,” in the Letter of Transmittal accompanying the Prospectus or as specifically set forth herein; provided, however, that in no way will your general duty to act in good faith be discharged by the foregoing.

2.	You will establish a book-entry account in respect of the Notes at The Depository Trust Company (“DTC”), in connection with the Offer within two business days after the effective date of the Prospectus. Any financial institution that is a participant in the DTC system may make book-entry delivery of the Notes by causing DTC to transfer such Notes into the account maintained by you, pursuant to this section, in accordance with DTC’s procedures for such transfer, and you may affect a withdrawal of Notes through such account by book-entry movement as requested by the participant. The account shall be maintained until all Notes tendered pursuant to the Offer shall have been either accepted or returned.

3.	You are to examine each of the Letters of Transmittal and certificates for Notes (or confirmation of book-entry transfer into your account at DTC) and any other documents delivered or mailed to you by or for holders of the Notes to ascertain whether: (a) the Letters of Transmittal, certificates and any such other documents are duly executed and properly completed in accordance with instructions set forth therein and in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering” and that such book-entry confirmations are in due and proper form and contain the information required to be set forth therein; and (b) the Notes have otherwise been properly tendered. In each case where the Letter of Transmittal or any other document has been improperly completed or executed or any of the certificates for Notes are not in proper form for transfer or some other irregularity in connection with the acceptance of the Offer exists, you will endeavor to inform the presenters of the need for fulfillment of all requirements and to take any other action as may be reasonably necessary or advisable to cause such irregularity to be corrected.

4.	With the approval of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary of the Company (each, an “Authorized Officer”) (such approval, if given orally, to be promptly confirmed in writing), or any other party designated in writing by such officer of the Company, you are authorized to waive any irregularities in connection with any tender pursuant to the Offer. You are not otherwise authorized to waive any such irregularities.

5.	Tenders of Notes may be made only as set forth in the Letter of Transmittal and the section of the Prospectus captioned “The Exchange Offer — Procedures for Tendering” and Notes shall be considered properly tendered or delivered to you only when tendered in accordance with the procedures set forth therein.

Notwithstanding the provisions of Section 5 of this Agreement, Notes that an Authorized Officer of the Company shall approve as having been properly tendered shall be considered to be properly tendered (such approval, if given orally, shall be promptly confirmed in writing).

6.	You shall advise the Company with respect to any Notes received subsequent to the Expiration Date and accept its instructions with respect to disposition of such Notes.

7.	You shall accept tenders:

(a)	in cases where the Notes are registered in two or more names only if signed by all named holders;

(b)	in cases where the signing person (as indicated on the Letter of Transmittal) is acting in a fiduciary or a representative capacity only when proper evidence of his or her authority so to act is submitted; and

(c)	from persons other than the registered holder of Notes, provided that customary transfer requirements, including payment of any applicable transfer taxes, if any, are fulfilled.

You shall accept partial tenders of Notes (only to the extent that the partial tender is equal to $2,000 in aggregate principal amount or integral multiples of $1,000 in excess thereof) and deliver certificates for Notes to the registrar for split-up and return any untendered Notes to the holder (or such other person as may be designated in the Letter of Transmittal) as promptly as practicable after expiration or termination of the Offer. A new certificate for the remainder of the principal amount of the Notes will be sent to the holders of Notes unless otherwise indicated by partial tendering holders of Notes.

8.	Upon satisfaction or waiver of all of the conditions to the Offer, the Company will notify you (such notice, if given orally, to be promptly confirmed in writing) of its acceptance, promptly after the Expiration Date, of all Notes properly tendered indicating the aggregate principal amount of Notes accepted. You, on behalf of the Company, will exchange, in accordance with the terms hereof, accepted Notes for Exchange Notes and cause such Notes to be cancelled. Delivery of the Exchange Notes will be made on behalf of the Company by you, in your capacity as the trustee, at the rate of a $2,000 principal amount Exchange Note for each $2,000 principal amount Note and, with respect to Notes in excess of such amount, Exchange Notes in integral multiples of $1,000 in excess thereof (unless otherwise instructed in writing by the Company) for each principal amount of the Notes in excess of such amount tendered, and, in the case of Notes tendered, promptly after notice (such notice if given orally, to be promptly confirmed in writing) of acceptance of such Notes by the Company; provided, however, that in all cases, Notes tendered pursuant to the Offer will be exchanged only after timely receipt by you of certificates for such Notes (or confirmation of book-entry transfer into your account at DTC), a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) (or an agent’s message, as defined in the Prospectus, in lieu thereof) with any required signature guarantees and any other required documents. Unless otherwise instructed in writing by the Company, you shall issue Exchange Notes only in denominations of $2,000 or any integral multiples of $1,000 in excess thereof. The amount of Exchange Notes issued to a tendering holder will be rounded down to $2,000 or the nearest integral multiple of $1,000 in excess thereof, with any fractional amount refunded to such tendering holder in cash.

9.	Tenders pursuant to the Offer are irrevocable after the Expiration Date. Subject to the terms and upon the conditions set forth in the Prospectus and the Letter of Transmittal, Notes tendered pursuant to the Offer may be withdrawn at anytime on or prior to the Expiration Date in accordance with the terms of the Offer.

10.	The Company shall not be required to exchange any Notes tendered if any of the conditions set forth in the Offer are not met. Notice of any decision by the Company not to exchange any Notes tendered shall be given (such notice, if given orally, to be promptly confirmed in writing) by the Company to you.

11.	If, pursuant to the Offer, the Company does not accept for exchange all or part of the Notes tendered, you shall as soon as practicable after the expiration or termination of the Offer return those certificates for unaccepted Notes (or effect appropriate book-entry transfer), together with any related required documents and the Letters of Transmittal relating thereto that are in your possession, to the persons who deposited them.

12.	All certificates for reissued Notes, unaccepted Notes or Exchange Notes, as the case may be (other than those effected by book-entry transfer) shall be shipped by an approved overnight air courier under a Mail & Transit insurance policy protecting you and the Company from loss or liability arising out of the non-receipt or non-delivery of such certificates up to limits set forth in the aforementioned policy.

13.	You are not authorized to pay or offer to pay any concessions, commissions or solicitation fees to any broker, dealer, bank or other persons or to engage or utilize any person to solicit tenders.

14.	As Exchange Agent hereunder you:

(a)	shall not be liable for any action or omission to act unless the same constitutes your own gross negligence, willful misconduct or bad faith;

(b)	shall have no duties or obligations other than those specifically set forth herein or as may be subsequently agreed to in writing between you and the Company;

(c)	will be regarded as making no representations and having no responsibilities as to the validity, sufficiency, value or genuineness of any of the certificates or the Notes represented thereby deposited with you pursuant to the Offer, and will not be required to and will make no representation as to the validity, value or genuineness of the Offer, unless required by law;

(d)	may rely on and shall be protected in acting in reliance upon any certificate, instrument, opinion, notice, letter, telegram or other document or security delivered to you and believed by you to be genuine and to have been signed or presented by the proper person or persons;

(e)	may act upon any tender, statement, request, document, certificate, agreement or other instrument whatsoever not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which you shall in good faith believe to be genuine or to have been signed or presented by the proper person or persons;

(f)	may rely on and shall be protected in acting upon written or oral instructions from any authorized officer of the Company; and

(g)	shall not advise any person tendering Notes pursuant to the Offer as to the wisdom of making such tender or as to the market value or decline or appreciation in market value of any security, including the Notes.

15.	You shall send to all holders of Notes a copy of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery (as described in the Prospectus) and such other documents (collectively, the “Offer Documents”) as may be furnished by the Company to commence the Offer and take such other action as may from time to time be requested by the Company or its counsel (and such other action as you may deem appropriate) to furnish copies of the Offer Documents, or such other forms as may be approved from time to time by the Company, to all holders of Notes and to all persons requesting such documents and to accept and comply with telephone requests for information relating to the Offer, provided that such information shall relate only to the procedures for accepting (or withdrawing from) the Offer. All other requests for information relating to the Offer shall be directed to the Company, Attention: Holly Greer, General Counsel, CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida, 32801.

16.	You are authorized to cooperate with and to furnish information to any organization (and its representatives) designated from time to time by the Company in the manner directed or authorized by the Company in connection with the Offer and any tenders thereunder.

17.	You shall advise by e-mail or facsimile transmission Holly Greer, the General Counsel of the Company (at the facsimile number (407) 540-2544 or by email at the address furnished to you by the Company) and such other person or persons as Company may request, weekly (and more frequently during the week immediately preceding the Expiration Date, if requested) up to and including the Expiration Date, as to the aggregate principal amount of Notes which have been tendered pursuant to the Offer and the items received by you pursuant to this Agreement, separately reporting and giving cumulative totals as items properly received and items improperly received. In addition, you also will inform, and cooperate in making available to, the Company or any such other person or persons authorized by the Company, upon oral request made from time to time prior to the Expiration Date, of such other information as they may reasonably request. Such cooperation shall include, without limitation, the granting by you to the Company and such person as the Company may request of access to those persons on your staff who are responsible for receiving tenders, in order to ensure that immediately prior to the Expiration Date and each other Expiration Date, if any, the Company shall have received information in sufficient detail to enable it to decide whether to extend the Offer. You shall then prepare a final list of all persons whose tenders were accepted, the aggregate principal amount of Notes tendered and the amount accepted and deliver such list to the Company.

18.	Letters of Transmittal and Notices of Guaranteed Delivery shall be stamped by you as to the date, and, after the expiration of the Offer, the time, of receipt thereof and shall be preserved by you for a period of time at least equal to the period of time you customarily preserve other records pertaining to the transfer of securities, or one year, whichever is longer, and thereafter shall be delivered by you to the Company. You shall dispose of unused Letters of Transmittal and other surplus materials in accordance with your customary procedures.

19.	For services rendered as Exchange Agent hereunder, you shall be entitled to such compensation as set forth on Schedule I hereto. The provisions of this Section 19 shall survive the termination of this Agreement.

20.	You hereby acknowledge receipt of the Prospectus, the Letter of Transmittal and other Offer Documents provided to you by the Company. Any inconsistency between this Agreement, on the one hand, and the Prospectus, the Letter of Transmittal and the other Offer Documents (as they may be amended from time to time), on the other hand, shall be resolved in favor of the latter two documents, except with respect to your duties, liabilities and indemnification as Exchange Agent, which shall be controlled by this Agreement.

21.	The Company agrees to fully indemnify and hold you harmless in your capacity as Exchange Agent hereunder against any and all liability, cost or expense, including, without limitation, reasonable attorneys’ fees and such attorneys’ reasonable expenses, arising out of or in connection with your appointment as Exchange Agent and the performance of your duties hereunder, including, without limitation, any act, omission, delay or refusal made by you in reliance upon any signature, endorsement, assignment, certificate, order, request, notice, instruction or other instrument or document reasonably believed by you to be valid, genuine and sufficient and in accepting any tender or effecting any transfer of Notes reasonably believed by you in good faith to be authorized, and in delaying or refusing in good faith to accept any tenders or effect any transfer of Notes; provided, however, that the Company shall not be liable for indemnification or otherwise for any liability, cost or expense arising out of your gross negligence, willful misconduct or bad faith. In each case, the Company shall be notified by you, by letter or facsimile transmission, of the written assertion of a claim against you or of any other action commenced against you, promptly after you shall have received any such written assertion or shall have been served with a summons in connection therewith. The Company shall be entitled to participate at its own expense in the defense of any such claim or other action and, if the Company so elects, the Company shall assume the defense of any suit brought to enforce any such claim, provided that (a) the Company shall retain counsel reasonably satisfactory to you to defend such suit, and (b) you do not determine, in your reasonable judgment, that a conflict of interest exists between you and the Company. For so long as (x) the Company retains counsel reasonably satisfactory to you to defend such suit and (y) you do not determine, in your reasonable judgment, that a conflict of interest exists between you and the Company, the Company shall not be liable for the fees and expenses of separate counsel retained by you thereafter to defend any such suit. The Company’s obligations under this Section 21 shall survive the termination of this Agreement and the discharge of your obligation hereunder and any other termination of this Agreement under any federal or state bankruptcy law.

22.	You shall arrange to comply with all applicable withholding and tax reporting requirements under the tax laws of the United States, including those relating to missing Tax Identification Numbers, and shall file any appropriate reports with the Internal Revenue Service (e.g., 1099, 1099B, etc.) as directed in writing by the Company.

23.	You shall deliver or cause to be delivered in a timely manner to each governmental authority to which any transfer taxes are payable in respect of the transfer of Notes to the Company, the Company’s payment in the amount of all transfer taxes so payable; provided, however, that you shall reimburse the Company for amounts refunded to you in respect of your payment of any such transfer taxes, at such time as such refund is received by you.

24.	This Agreement and your appointment as Exchange Agent hereunder shall be construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, and without regard to conflicts of laws principles, and shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of each of the parties hereto.

25.	This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

26.	In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

27.	This Agreement shall not be deemed or construed to be modified, amended, rescinded, cancelled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the party to be charged. This Agreement may not be modified orally.

28.	Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party, addressed to it, at its address or telecopy number set forth below:

If to the Company or the Guarantors:

CNL Lifestyle Properties, Inc.

450 South Orange Avenue

Orlando, FL 32801

Facsimile No.: (407) 540-2544

Attention: Holly Greer, Senior Vice President and General Counsel

If to the Exchange Agent:

Wilmington Trust FSB

Corporate Capital Markets

246 Goose Lane

Suite 105

Guilford, CT 06437

Attn: Joseph P. O’Donnell

Fax: (203) 453-1183

29.	Unless terminated earlier by the parties hereto, this Agreement shall terminate 90 days following the Expiration Date. Notwithstanding the foregoing, Sections 19 and 21 shall survive the termination of this Agreement. Upon any termination of this Agreement, you shall promptly deliver to the Company any certificates for Notes, funds or property then held by you as Exchange Agent under this Agreement.

30.	This Agreement shall be binding and effective as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the day and year first above written.

CNL LIFESTYLE PROPERTIES, INC., a Maryland Corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President and General Counsel

Signature Page to Exchange Agent Agreement

GUARANTORS

CNL INCOME PARTNERS, LP, a Delaware limited partnership

By:	CNL INCOME GP CORP., a Delaware corporation, General Partner

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME NORTHSTAR, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME NORTHSTAR TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SIERRA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SIERRA TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME LOON MOUNTAIN, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME LOON MOUNTAIN TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SNOQUALMIE, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SNOQUALMIE TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BRIGHTON, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BRIGHTON TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME BEAVER CREEK MARINA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL BEAVER CREEK MARINA TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BURNSIDE MARINA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL BURNSIDE MARINA TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME LAKEFRONT MARINA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL LAKEFRONT MARINA TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SANDUSKY MARINA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL SANDUSKY MARINA TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME PIER 121 MARINA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL PIER 121 MARINA TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME HOLLY CREEK MARINA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME HOLLY CREEK MARINA TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGLE COVE MARINA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGLE COVE MARINA TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BRADY MOUNTAIN MARINA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BRADY MOUNTAIN MARINA TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME ENCHANTED VILLAGE, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME ENCHANTED VILLAGE TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME MAGIC SPRING, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME MAGIC SPRING TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME HAWAIIAN WATERS, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME HAWAIIAN WATERS TRS CORP., a Delaware corporation

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME COLONY, LP, a Delaware limited partnership

By:	CNL INCOME COLONY GP, LLC, a Delaware limited liability company, General Partner

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME GARLAND, LP, a Delaware limited partnership

By:	CNL INCOME GARLAND GP, LLC, a Delaware limited liability company, General Partner

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME NORTHSTAR COMMERCIAL, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BEAR CREEK, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME PALMETTO, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME SOUTH MOUNTAIN, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME VALENCIA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME WESTON HILLS, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME CANYON SPRINGS, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME CINCO RANCH, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FOSSIL CREEK, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME PLANTATION, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME MANSFIELD, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME MESA DEL SOL, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME LAKERIDGE, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME ROYAL MEADOWS, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME PAINTED HILLS, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME FOX MEADOW, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME WEYMOUTH, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SIGNATURE OF SOLON, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

GRAPEVINE GOLF CLUB, L.P., a Delaware limited partnership

By:	GRAPEVINE GOLF, L.L.C., a Delaware limited liability company, General Partner

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL GATLINBURG PARTNERSHIP, LP, a Delaware limited partnership

By:	CNL GATLINBURG GP CORP., a Delaware corporation, General Partner

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME EAGL SOUTHWEST GOLF, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL WEST GOLF, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL NORTH GOLF, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL MIDWEST GOLF, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL MIDEAST GOLF, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME EAGL LEASEHOLD GOLF, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL MEADOWLARK, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL LAS VEGAS, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME TRADITIONAL GOLF I, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME CLEAR CREEK, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME LAKE PARK, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME FEC BAKERSFIELD, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC CHARLOTTE, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC KNOXVILLE, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC NORTH HOUSTON, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC SOUTH HOUSTON, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC RICHLAND HILLS, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

CNL INCOME FEC TAMPA, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC TEMPE, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC TUCSON, LLC, a Delaware limited liability company

By:
	Name:	Holly Greer
	Title:	Senior Vice President

Signature Page to Exchange Agent Agreement

WILMINGTON TRUST FSB, as Exchange Agent

By:

Name:
Title:

Signature Page to Exchange Agent Agreement

Schedule I

Compensation of Exchange Agent

Exchange Agent Services	$4,000